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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 15, 2004

                              DIOMED HOLDINGS, INC.


            DELAWARE                      000-32045               84-140636
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


             1 DUNDEE PARK
               ANDOVER, MA                                          01810
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (978-475-7771)

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Item 5.  Other Material Important Events and Regulation FD Disclosure

           On June 15, 2004, the Registrant announced that its wholly-owned subsidiary, Diomed, Inc., has obtained a two-year, $2,500,000 revolving line of credit from Silicon Valley Bank. The line of credit is secured by the assets of Diomed, Inc. (excluding intellectual property). Diomed, Inc. also entered into a negative pledge in respect of its intellectual property assets. The registrant guaranteed Diomed, Inc.'s obligations under the revolving credit line, and this guaranty is secured by the assets of Registrant (excluding intellectual property).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

10.1 Form of Loan and Security Agreement between Diomed, Inc. and Silicon Valley Bank
10.2       Form of Negative Pledge by Diomed, Inc.
10.3 Form of Unconditional Guaranty by Diomed Holdings, Inc. in favor of Silicon Valley Bank
10.4 Form of Security Agreement between Diomed Holdings, Inc. and Silicon Valley Bank
99.1       Press Release, dated June 15, 2004


                                   SIGNATURES

           PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                              DIOMED HOLDINGS, INC.
                                              (Registrant)

Date: June 15, 2004                           By:    /s/ David B. Swank
                                                     ------------------------
                                              Name:  David B. Swank
                                              Title: Chief Financial Officer